UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 14, 2016

APT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181597	99-0370904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

505 Montgomery Street, 11th Floor San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 200-1105

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On November 14, 2016, the Company entered into a debt settlement agreement (the “Agreement”) with Tangiers Global, LLC (“Tangiers”), whereby the Company agreed to pay a total of $25,000.00 (the “Total Payment”) to Tangiers in exchange for the full extinguishment, satisfaction, and retirement of the $46,000.00 and $55,000.00 promissory notes previously issued by the Company on April 14, 2016.  On November 14, 2016, the Company paid the Total Payment in cash to Tangiers.

The foregoing description of the Agreement is qualified in its entirety by reference to such Agreement, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Debt Settlement Agreement dated November 14, 2016, by and between APT Systems, Inc. and Tangiers Global, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APT SYSTEMS, INC (Registrant)

By:	/s/ Joseph Gagnon
Name:	Joseph Gagnon
Title:	Director and Corporate Secretary

Dated: November 18, 2016